                                                             Exhibit (h)(2)(iii)

Exhibit A

                      Schedule to Administration Agreement
                             as of October __, 2003

                                                                          Fee Rate:
                                                                          --------
                                                   Institutional and
                                                 Administrative Classes                Classes A, B & C
                                                ------------------------              ------------------
-------------------------------------------------------------------------------------------------------------------
                                            Core                                  Core
Fund                                        Expenses*      Other      Total       Expenses*    Other     Total**
-----                                       ---------      -----      -----       ---------    -----     -------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
PIMCO CCM Capital Appreciation                 0.10           0.15       0.25        0.10         0.30      0.40
-------------------------------------------------------------------------------------------------------------------
PIMCO CCM Mid-Cap                              0.10           0.15       0.25        0.10         0.30      0.40
-------------------------------------------------------------------------------------------------------------------
PIMCO CCM Emerging Companies (formerly
PIMCO Micro-Cap Fund)                          0.10           0.15       0.25         n/a          n/a       n/a
-------------------------------------------------------------------------------------------------------------------
PIMCO PEA Renaissance                          0.10           0.15       0.25        0.10         0.30      0.40
-------------------------------------------------------------------------------------------------------------------
PIMCO PEA Growth                               0.10           0.15       0.25        0.10         0.30      0.40
-------------------------------------------------------------------------------------------------------------------
PIMCO PEA Target                               0.10           0.15       0.25        0.10         0.30      0.40
-------------------------------------------------------------------------------------------------------------------
PIMCO PEA Opportunity                          0.10           0.15       0.25        0.10         0.30      0.40
-------------------------------------------------------------------------------------------------------------------
PIMCO PEA Innovation                           0.10           0.15       0.25        0.10         0.30      0.40
-------------------------------------------------------------------------------------------------------------------
PIMCO PEA Value                                0.10           0.15       0.25        0.10         0.30      0.40
-------------------------------------------------------------------------------------------------------------------
PIMCO NFJ Small-Cap Value                      0.10           0.15       0.25        0.10         0.30      0.40
-------------------------------------------------------------------------------------------------------------------
PIMCO CCM Mega-Cap                             0.10           0.15       0.25         n/a          n/a       n/a
-------------------------------------------------------------------------------------------------------------------
PIMCO PPA Tax-Efficient Structured
   Emerging Markets                            0.15           0.35       0.50         n/a          n/a       n/a
-------------------------------------------------------------------------------------------------------------------
PIMCO Tax-Efficient Equity                     0.10           0.15       0.25        0.10         0.30      0.40
-------------------------------------------------------------------------------------------------------------------
PIMCO NFJ Equity Income                        0.10           0.15       0.25        0.10         0.40      0.50
-------------------------------------------------------------------------------------------------------------------
PIMCO NFJ Basic Value                          0.10           0.15       0.25        0.10         0.40      0.50
-------------------------------------------------------------------------------------------------------------------
PIMCO PEA Growth & Income                      0.10           0.15       0.25        0.10         0.40      0.50
-------------------------------------------------------------------------------------------------------------------
PIMCO Asset Allocation                         0.05           0.05       0.10        0.10         0.30      0.40
-------------------------------------------------------------------------------------------------------------------
PIMCO RCM Large-Cap Growth Fund                0.10           0.20       0.30        0.10         0.40      0.50
-------------------------------------------------------------------------------------------------------------------
PIMCO RCM Tax-Managed Growth
   Fund                                        0.10           0.20       0.30        0.10         0.40      0.50
-------------------------------------------------------------------------------------------------------------------
PIMCO RCM Mid-Cap Fund                         0.10           0.20       0.30        0.10         0.40      0.50
-------------------------------------------------------------------------------------------------------------------
PIMCO RCM Small-Cap Fund                       0.10           0.20       0.30         n/a          n/a       n/a
-------------------------------------------------------------------------------------------------------------------
PIMCO RCM Biotechnology Fund                    n/a            n/a        n/a        0.10         0.35      0.45
-------------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Small-Cap Fund                0.15           0.25       0.40        0.15         0.45      0.60
-------------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Technology
   Fund                                        0.15           0.25       0.40        0.15         0.40      0.55
-------------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Healthcare Fund                n/a            n/a        n/a        0.15         0.40      0.55
-------------------------------------------------------------------------------------------------------------------
PIMCO RCM International Growth
   Equity Fund                                 0.15           0.35       0.50        0.15         0.55      0.70
-------------------------------------------------------------------------------------------------------------------
PIMCO RCM Emerging Markets                     0.15           0.35       0.50        0.15         0.55      0.70
-------------------------------------------------------------------------------------------------------------------
PIMCO RCM Europe Fund                          0.15           0.35       0.50        0.15         0.55      0.70
-------------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Equity Fund                   0.15           0.25       0.40        0.15         0.45      0.60
-------------------------------------------------------------------------------------------------------------------
PIMCO NACM Core Equity Fund                    0.10           0.20       0.30        0.10         0.40      0.50
-------------------------------------------------------------------------------------------------------------------
PIMCO NACM Global Fund                         0.15           0.25       0.40        0.15         0.45      0.60
-------------------------------------------------------------------------------------------------------------------
PIMCO NACM Growth Fund                         0.10           0.20       0.30        0.10         0.40      0.50
-------------------------------------------------------------------------------------------------------------------

                                                             Exhibit (h)(2)(iii)

-------------------------------------------------------------------------------------------------------------------
PIMCO NACM International Fund                  0.15          0.35        0.50        0.15         0.55      0.70
-------------------------------------------------------------------------------------------------------------------
PIMCO NACM Flex-Cap Value Fund                 0.10          0.20        0.30        0.10         0.40      0.50
-------------------------------------------------------------------------------------------------------------------
PIMCO NACM Pacific Rim Fund                    0.15          0.35        0.50        0.15         0.55      0.70
-------------------------------------------------------------------------------------------------------------------
PIMCO NACM Value Fund                          0.10          0.20        0.30        0.10         0.40      0.50
-------------------------------------------------------------------------------------------------------------------
PIMCO Large-Cap Value Fund***                  0.10          0.20        0.30        0.10         0.40      0.50
-------------------------------------------------------------------------------------------------------------------
PIMCO International Value Fund***              0.15          0.35        0.50        0.15         0.55      0.70
-------------------------------------------------------------------------------------------------------------------
PIMCO Balanced Value Fund***                   0.10          0.20        0.30        0.10         0.40      0.50
-------------------------------------------------------------------------------------------------------------------
PIMCO Core Equity Fund****                     0.10          0.20        0.30         n/a          n/a       n/a
-------------------------------------------------------------------------------------------------------------------
PIMCO Small-Cap Value Fund****                 0.10          0.20        0.30         n/a          n/a       n/a
-------------------------------------------------------------------------------------------------------------------
PIMCO Disciplined Value Fund****               0.10          0.20        0.30         n/a          n/a       n/a
-------------------------------------------------------------------------------------------------------------------
PIMCO Mid-Cap Value Fund****                   0.10          0.20        0.30         n/a          n/a       n/a
-------------------------------------------------------------------------------------------------------------------
PIMCO NFJ Large-Cap Value Fund                 0.10          0.20        0.30         n/a          n/a       n/a
-------------------------------------------------------------------------------------------------------------------
PIMCO NFJ International Value Fund             0.15          0.25        0.40         n/a          n/a       n/a
-------------------------------------------------------------------------------------------------------------------
PIMCO Multi-Discipline Portfolio               0.10          0.20        0.30        0.10         0.40      0.50
-------------------------------------------------------------------------------------------------------------------

_____________
* Core Expenses include custody, portfolio accounting and tax preparation expenses.
** The Total fee rate for Class A, B and C shares shall be reduced by 0.05% per annum on a Fund's average daily net assets attributable in the aggregate to Class A, B and C shares in excess of $2.5 billion. For example, Class A, B and C shares of PIMCO CCM Capital Appreciation Fund shall pay an annual fee rate of 0.40% on the Fund's first $2.5 billion of average daily net assets attributable in the aggregate to Class A, B and C shares, and 0.35% on such assets in excess of $2.5 billion.
***   These Funds only offer Institutional Class and Class A shares.
****  These Funds only offer Institutional Class shares.

                                                             Exhibit (h)(2)(iii)

                                 Class D Shares

------------------------------------------------------------------------------------------------
                                                    Core
Fund                                                Expenses*          Other            Total
----                                                --------           -----            -----
------------------------------------------------------------------------------------------------
PIMCO NFJ Basic Value Fund                          0.10               0.65             0.75
------------------------------------------------------------------------------------------------
PIMCO CCM Capital Appreciation                      0.10               0.55             0.65
------------------------------------------------------------------------------------------------
PIMCO CCM Mid-Cap                                   0.10               0.55             0.65
------------------------------------------------------------------------------------------------
PIMCO PEA Renaissance                               0.10               0.55             0.65
------------------------------------------------------------------------------------------------
PIMCO PEA Growth                                    0.10               0.55             0.65
------------------------------------------------------------------------------------------------
PIMCO PEA Innovation                                0.10               0.55             0.65
------------------------------------------------------------------------------------------------
PIMCO PEA Value                                     0.10               0.55             0.65
------------------------------------------------------------------------------------------------
PIMCO PPA Tax-Efficient Equity                      0.10               0.55             0.65
------------------------------------------------------------------------------------------------
PIMCO NFJ Equity Income                             0.10               0.65             0.75
------------------------------------------------------------------------------------------------
PIMCO PEA Opportunity                               0.10               0.55             0.65
------------------------------------------------------------------------------------------------
PIMCO NFJ Small-Cap Value                           0.10               0.55             0.65
------------------------------------------------------------------------------------------------
PIMCO PEA Target                                    0.10               0.55             0.65
------------------------------------------------------------------------------------------------
PIMCO PEA Growth & Income                           0.10               0.65             0.75
------------------------------------------------------------------------------------------------
PIMCO RCM Large-Cap Growth Fund                     0.10               0.65             0.75
------------------------------------------------------------------------------------------------
PIMCO RCM Tax-Managed Growth Fund                   0.10               0.65             0.75
------------------------------------------------------------------------------------------------
PIMCO RCM Mid-Cap Fund                              0.10               0.65             0.75
------------------------------------------------------------------------------------------------
PIMCO RCM Biotechnology Fund                        0.10               0.60             0.70
------------------------------------------------------------------------------------------------
PIMCO RCM Global Small-Cap Fund                     0.15               0.70             0.85
------------------------------------------------------------------------------------------------
PIMCO RCM Global Technology Fund                    0.15               0.65             0.80
------------------------------------------------------------------------------------------------
PIMCO RCM Global Healthcare Fund                    0.15               0.65             0.80
------------------------------------------------------------------------------------------------
PIMCO RCM International Growth Equity Fund          0.15               0.80             0.95
------------------------------------------------------------------------------------------------
PIMCO RCM Emerging Markets Fund                     0.15               0.80             0.95
------------------------------------------------------------------------------------------------
PIMCO RCM Europe Fund                               0.15               0.80             0.95
------------------------------------------------------------------------------------------------
PIMCO RCM Global Equity Fund                        0.15               0.70             0.85
------------------------------------------------------------------------------------------------
PIMCO NACM Core Equity Fund                         0.10               0.65             0.75
------------------------------------------------------------------------------------------------
PIMCO NACM Global Fund                              0.15               0.70             0.85
------------------------------------------------------------------------------------------------
PIMCO NACM Growth Fund                              0.10               0.65             0.75
------------------------------------------------------------------------------------------------
PIMCO NACM International Fund                       0.15               0.80             0.95
------------------------------------------------------------------------------------------------
PIMCO NACM Flex-Cap Value Fund                      0.10               0.65             0.75
------------------------------------------------------------------------------------------------
PIMCO NACM Pacific Rim Fund                         0.15               0.80             0.95
------------------------------------------------------------------------------------------------
PIMCO NACM Value Fund                               0.10               0.65             0.75
------------------------------------------------------------------------------------------------
PIMCO Multi-Discipline Portfolio                    0.10               0.65             0.75
------------------------------------------------------------------------------------------------

_________________
* Core Expenses include custody, portfolio accounting and tax preparation expenses.

            [The remainder of this page is intentionally left blank.]

                                                             Exhibit (h)(2)(iii)

                                 Class R Shares
                                 --------------
--------------------------------------------------------------------------------
                                            Core
Fund                                        Expenses*      Other       Total
----                                        --------       -----       -----
--------------------------------------------------------------------------------
PIMCO CCM Capital Appreciation              0.10           0.40        0.50
--------------------------------------------------------------------------------
PIMCO CCM Mid-Cap                           0.10           0.40        0.50
--------------------------------------------------------------------------------
PIMCO NACM Global Fund                      0.15           0.45        0.60
--------------------------------------------------------------------------------
PIMCO NACM International Fund               0.15           0.55        0.70
--------------------------------------------------------------------------------
PIMCO NFJ Equity Income                     0.10           0.40        0.50
--------------------------------------------------------------------------------
PIMCO NFJ Small-Cap Value                   0.10           0.40        0.50
--------------------------------------------------------------------------------
PIMCO PEA Growth & Income                   0.10           0.40        0.50
--------------------------------------------------------------------------------
PIMCO PEA Growth                            0.10           0.40        0.50
--------------------------------------------------------------------------------
PIMCO PEA Renaissance                       0.10           0.40        0.50
--------------------------------------------------------------------------------
PIMCO PEA Value                             0.10           0.40        0.50
--------------------------------------------------------------------------------
PIMCO RCM Large-Cap Growth Fund             0.10           0.40        0.50
--------------------------------------------------------------------------------
PIMCO RCM Mid-Cap Fund                      0.10           0.40        0.50
--------------------------------------------------------------------------------
PIMCO Multi-Discipline Portfolio            0.10           0.40        0.50
--------------------------------------------------------------------------------

_________________
* Core Expenses include custody, portfolio accounting and tax preparation expenses.

            [The remainder of this page is intentionally left blank.]

                                                             Exhibit (h)(2)(iii)

     IN WITNESS WHEREOF, the parties hereto have caused this Schedule to Administration Agreement to be executed by their officers designated below on this __th day of October, 2003.

                                          PIMCO FUNDS: MULTI-MANAGER SERIES


                                          By: __________________________________
                                              Name:  Newton B. Schott, Jr.
                                              Title: President


                                          PIMCO ADVISORS FUND MANAGEMENT LLC


                                          By: __________________________________
                                              Name:  Stephen J. Treadway
                                              Title: Managing Director and Chief
                                                         Executive Officer